                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   June 7, 2001 (May 23, 2001)
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                         Community First Banking Company
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       Georgia                          0-22543                 58-2309605
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(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
   of Incorporation)                                        Identification No.)

                                110 Dixie Street
                            Carrollton, Georgia 30117
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code  (770) 834-1071
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets

     On May 23,  2001,  Community  First  Banking  Company  ("Community  First")
consummated its acquisition of First Deposit Bancshares,  Inc. ("First Deposit")
through the merger of First  Deposit and its bank  subsidiary,  Douglas  Federal
Bank,  FSB,  with and into  Community  First Bank, a wholly owned  subsidiary of
Community  First. The banking offices of Douglas Federal Bank became branches of
Community First Bank as of the effective date of the merger.

     In the merger, First Deposit shareholders may elect to receive, in exchange for each share of First Deposit  common stock they own,  either $19.375 in cash,
0.94512 shares of Community  First common stock,  or a combination of both. This election  is subject  to the  requirement  that a maximum  of 723,675  shares of
Community  First common stock will be issued to First  Deposit  shareholders  in
connection  with  the  merger.  The  remainder  of  the  merger   consideration,
$14,835,331 will be paid in cash. To the extent that First Deposit  shareholders elect to receive more aggregate  stock or cash  consideration  than is permitted under the merger agreement, pro rata allocations will be made.

     First Deposit shareholders are required to submit their elections regarding their  preferred  form of merger  consideration  on or before June 22, 2001. The exchange agent for the merger will subsequently allocate the shares of Community
First  common  stock and cash to be issued  in the  merger to the First  Deposit shareholders  in  accordance  with their  elections,  subject to the  allocation provisions of the merger agreement described above.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits.

          1.   The  Agreement  and Plan of Merger  dated as of January  18, 2001 among Community  First,  Community First Bank,  First Deposit and
               Douglas Federal Bank, FSB is incorporated by reference to Exhibit
               1 to Community First's Registration Statement on Form S-4 (Regis.
               No. 333-56830).

          2.   The following  historical  financial  statements of First Deposit
               are  incorporated   herein  by  reference  to  Community  First's
               Registration Statement on Form S-4 (Regis. No. 333-56830):

               o    Independent auditors' report

               o    Consolidated  balance  sheets as of  December  31,  2000 and
                    1999.

               o    Consolidated  statements  of  income  for  the  years  ended
                    December 31, 2000, 1999 and 1998.

               o    Consolidated  statements  of  comprehensive  income  for the years ended December 31, 2000, 1999 and 1998.

               o    Consolidated  statements  of  shareholders'  equity  for the years ended December 31, 2000, 1999 and 1998.

               o    Consolidated  statements  of cash flows for the years  ended
                    December 31, 2000, 1999 and 1998.

               o    Notes to consolidated financial statements.

          3.   The following pro forma  financial  information  is  incorporated herein by reference to Community First's  Registration  Statement on Form S-4 (Regis. No. 333-56830):

               o    Pro forma  consolidated  balance  sheet as of  December  31,
                    2000.

               o    Pro forma condensed  consolidated  statement of earnings for the year ending December 31, 2000.

               o    Explanation of pro forma adjustments.

          4.   Unaudited  historical and pro forma  financial  information as of and for the  quarter  ended  March  31,  2001  will be  filed  by amendment to this report on or before August 6, 2001.

                                   SIGNATURES

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          COMMUNITY FIRST BANKING COMPANY

Date: June 6, 2001                        By:  /s/ C. Lynn Gable
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                                          Name:    C. Lynn Gable
                                          Title:   Senior Vice President and
                                                   Chief Financial Officer